UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                               THERMOGENESIS CORP.
                               -------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100


To the Stockholders of ThermoGenesis Corp.:

     You are cordially invited to attend the Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held at 9:00 a.m. (PST), on December 13, 2004, at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742.

     At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) approve an amendment to the 2002 Independent Directors Equity Incentive Plan to increase the number of shares under the plan and (iii) to consider any other matters that come properly before the meeting.

     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matter to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.







                                                   /s/ Philip H. Coelho
                                                   Philip H. Coelho,
                                                   Chairman of the Board and
                                                   Chief Executive Officer

November 8, 2004
Rancho Cordova, California

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 2004


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company"), a Delaware corporation, will be held at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, on Monday, December 13, 2004, at 9:00 a.m. (PST) for the following purposes:

         1. To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

         2. To approve an amendment to increase the number of shares available for grant under the 2002 Independent Directors Equity Incentive Plan by 100,000 shares; and

         3. To transact such other business as may properly come before the meeting.

     The Board of Directors of the Company has fixed the close of business on October 20, 2004, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

                                    By Order of the Board of Directors



                                    /s/ David C. Adams
                                    David C. Adams
                                    Corporate Secretary

November 8, 2004
Rancho Cordova, California

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100


                                 PROXY STATEMENT


                     INFORMATION CONCERNING THE SOLICITATION

     We are furnishing this proxy statement to you in connection with the fiscal year 2004 Annual Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held on Monday, December 13, 2004, at 9:00 a.m. (PST) at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, and at any postponement or adjournment thereof (the "Meeting").

     Only stockholders of record on October 20, 2004, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also refer to the Company.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, and at the proxy holder's discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

     Our Annual Report for the fiscal year ended June 30, 2004, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This Proxy Statement and form of proxy were first mailed to stockholders on November 8, 2004.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 50,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of October 20, 2004, 44,986,865 shares of Common Stock were issued and outstanding and 110,000 shares of Series A Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval, and each share of Series A Convertible Preferred Stock shall be entitled to five (5) votes on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 20, 2004.

     A majority of the outstanding shares of Common Stock of the Company, including the shares of Series A Convertible Preferred Stock on an as converted basis, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

     Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                        PROPOSAL 1--ELECTION OF DIRECTORS

General Information

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at five (5) and is currently searching for additional suitable independent director candidates for future appointment to the Board.

     At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company's Board iof Directors.

Nominees for Director

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

                    Nominee                            Age
                    -------                            ---
                    Philip H. Coelho                    60
                    Patrick McEnany                     57
                    Hubert E. Huckel, M.D.              73
                    George J. Barry                     51
                    Kevin Simpson                       46

Biographies

Philip H. Coelho                                             Director since 1986

     Philip H. Coelho is the Company's Chief Executive Officer and Chairman of the Board. From September 1989 to November 1997, Mr. Coelho served as the Company's President. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool technology to the Company. Mr. Coelho serves on the Board of Directors for Mediware Information Systems, Inc. and Catalyst Pharmaceutical Partners and previously served on the Board of Directors of Kourion Therapeutics. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company's patents.

Patrick McEnany                                        Director rejoined in 1997

     Patrick J. McEnany is a founder and Chief Executive Officer of Catalyst Pharmaceutical Partners, a drug development company since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for Renal CarePartners, Inc., an operator of kidney dialysis centers, and the Jackson Memorial Hospital Foundation. Mr. McEnany also served on the Board of Directors of Med/Waste, Inc. from March 2000 until February 13, 2002, when that company filed for voluntary bankruptcy protection under federal bankruptcy laws.

Hubert E. Huckel, M.D.                                       Director since 1997

     Dr. Huckel joined the Board of Directors in 1997. He is a founder of Catalyst Pharmaceutical Partners and serves as its Chairman of the Board. In addition, he is on the Board of Directors of Titan Pharmaceuticals, Inc., Amarin Pharmaceuticals, plc and Valera Pharmaceuticals, Inc. He spent 29 years with the Hoechst Group ("Hoechst" now "Aventis"), and was at the time of his retirement, Executive Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Huckel received his M.D. degree from the University of Vienna, Austria, and is a member of the Rockefeller University Council.

George J. Barry                                              Director since 2002

     Mr. Barry rejoined Mediware Information Systems, Inc. in January 2001 as President and Chief Executive Officer and serves on its Board of Directors. He previously served as Mediware Information Systems' Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of software technology companies for over 16 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000; Chief Financial Officer at Microware Systems from 1994 to 1996; Executive Vice President and Chief Financial Officer at Comptech Research from 1992 to 1994 and as Group Chief Financial Officer for Dynatech Corporation from 1986 to 1992. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin, Madison.

Kevin Simpson                                               Director since 2003

     In January 2003, Mr. Simpson joined the Company as President and Chief Operating Officer and was also appointed to the Company's Board of Directors. Mr. Simpson has over 20 years experience in key management positions within life sciences based companies. In 2001 and 2002, Mr. Simpson was General Manager of the Pathogen Reduction Technology Business Unit at Gambro Healthcare, Inc. Prior to that, he was a Managing Consultant in the Strategy Group of Breakaway Solutions Inc., a provider of hosted business to business e-commerce applications and packaged applications from 2000 - 2001 and was President and Chief Executive Officer of Thermo Technology Ventures, Inc., consultants to emerging growth companies from 1998 - 2000. Prior to that, Mr. Simpson spent eight years at Haemonetics Corporation, most recently as Vice President of the Commercial Plasma Business Unit and Vice President, Sales and Sales Operations for plasma sales. Mr. Simpson holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Masters of Business Administration from Harvard Business School.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

          PROPOSAL 2 - 2002 INDEPENDENT DIRECTORS EQUITY INCENTIVE PLAN

     The stockholders are being asked to approve an amendment to the Company's 2002 Independent Directors Equity Incentive Plan (the "2002 Plan"). The stockholders of the Company approved the 2002 Plan on January 24, 2002 (the "Plan"). Under the Plan, a total of 250,000 shares of common stock were authorized to be issued, of which as of October 13, 2004 77,000 options are outstanding and 67,000 shares were issued upon exercise of options. Subject to stockholder approval, the Compensation Committee and the Board of Directors approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 100,000 shares. The amendment to the 2002 Plan will supplement the Company's existing option grants that have been made under the 2002 Plan, Amended 1994 Stock Option Plan and 1998 Equity Incentive Plan. The amendment to the 2002 Plan does not replace the current plans or awards issued by the Company. The Board of Directors believes that stock based awards have been very effective and have proven to be an important component of the Company's overall compensation and incentive strategy for Independent Directors. The Company believes that the equity incentive program is important in order to maintain the directors' motivation and compensate them for meeting long term strategic goals.

DESCRIPTION OF THE 2002 PLAN

     Structure. The 2002 Plan allows for the grant of options, restricted stock, stock appreciation rights and stock bonuses to Independent Directors at the discretion of the Plan Administrator. The principal features of the program are described below.

     Administration. The Board of Directors serves as the Plan Administrator with respect to the 2002 Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any other appointed committee acting within the scope of its administrative authority under the 2002 Plan. The Plan Administrator has the authority to interpret the 2002 Plan and the rights underlying any grants or awards made subject to the 2002 Plan. Any decision or action of the Plan Administrator in connection with the 2002 Plan is final and binding.

     No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2002 Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

     Eligibility. Independent Directors are eligible to participate in the 2002 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The shares issuable under the 2002 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased on the open market. In addition, shares subject to any outstanding awards under the 2002 Plan which expire or terminate prior to exercise, will be available for subsequent issuance.

     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2002 Plan, the fair market value per share of common stock on any relevant date under the 2002 Plan is the closing bid price as reported by the Nasdaq Small Cap System.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten years after the date of grant subject. The maximum number of shares subject to options which can be granted under the 2002 Plan during any calendar year to any individual is 25,000 shares.

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2002 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners:

     Payment may be made by surrender of shares of the Company owned by the participant more than six (6) months or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the full exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

     Reload Option. The Plan Administrator of the 2002 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant, may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to the Company within thirty (30) days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent (85%) of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a stockholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains a director of the Company. If the participant paid any amount for the forfeited shares, the Company shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2002 Plan. The Plan Administrator shall determine the number of shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SAR's which can be granted under the 2002 Plan during any calendar year to any individual is 25,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SAR's shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2002 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

GENERAL PLAN PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration or negotiate to have the award assumed by the surviving corporation as specified in the 2002 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

     In the event a change of control of the Company as defined in the 2002 Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 51% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Stockholder Rights. No recipient of an award will have any stockholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2002 Plan or by law.

     Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on January 24, 2012. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2002 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2002 PLAN

     Options. The Federal income tax treatment for options is as follows:

     No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The director receives no taxable income upon the receipt of a restricted stock award. The director is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows directors, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the director. In the event a director makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing director will include as ordinary income in the year of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a director who has made a Section 83(b) election subsequently forfeits the shares, the director will not be entitled to any deductions, however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the director recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 2002 Plan, including exercises of options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, it is expected that all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Under current accounting regulations, awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis. However, the Financial Accounting Standards Board (FASB) has proposed a modification, FASB123R "Share Based Payment", to the accounting treatment for stock options which would require companies to measure and recognize compensation cost for all share-based payments (including employee stock options) at fair value. FASB123R will be effective for the Company on July 1, 2005.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES UNDER THE 2002 PLAN UNDER PROPOSAL 2 ON THE PROXY CARD.

Executive Officers of the Company

Set forth below is information about the executive officers and key employees of the Company:

        ------------------------------------------------------------------------
                Name                    Position                       Age
        ------------------------------------------------------------------------
        Philip H. Coelho         Chief Executive Officer               60
        ------------------------------------------------------------------------
        Kevin Simpson            President and Chief Operating         46
                                 Officer
        ------------------------------------------------------------------------
        Renee M. Ruecker         Chief Financial Officer               40
        ------------------------------------------------------------------------
        Christopher Gemma        V.P. of Worldwide Sales               48
        ------------------------------------------------------------------------
        Dennis F. Marr, Ph.D.    V.P. Research & Development           40
        ------------------------------------------------------------------------

     The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.

     Biographies

     The biographies of Mr. Coelho and Mr. Simpson can be found under Proposal 1
- Election of Directors.

     Renee M. Ruecker was appointed Chief Financial Officer in January 2003. Ms. Ruecker joined the Company in August 1997 as Director of Finance and subsequently assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Ms. Ruecker received her Bachelor of Science Degree in Business Administration from the California Polytechnic State University in San Luis Obispo and is a certified public accountant.

     Dr. Dennis F. Marr, Ph.D., PMP, joined the Company in August 2004 as Vice President of Research and Development. Prior to joining the Company, Dr. Marr was employed by Baxter Healthcare Corporation. During his employment he served as Director, Device Development & Engineering from September 2001 to August 2004, Manager, Programs - R&D from January 2000 to September 2001 and Senior Engineering Specialist from January 1998 to December of 1999. Dr. Marr earned his Bachelor of Science Degree in Chemical Engineering from the University of Illinois Champaign-Urbana, his Doctor of Philosophy Degree in Chemical Engineering from the University of Wisconsin-Madison, and he is a certified Project Management Professional with the Project Management Institute.

     Christopher M. Gemma was appointed Vice President of Worldwide Sales in September 2004. Prior to joining the Company, Mr. Gemma was a Director of Corporate Accounts at Smith + Nephew, Inc. from February 1999 to September 2004. From 1997 to 1999 he was the International Marketing Manager for Stryker Endoscopy. Mr. Gemma's experience includes over 23 years of medical sales. Mr. Gemma received his Bachelor of Arts Degree in Liberal Studies from St. Mary's College in Moraga, California.

     Dan Segal was the V.P. of Sales and Marketing with the Company until leaving in September 2004. Mr. Segal had been with the Company since 1997 and held various positions including Director of Sales & marketing Blood Products and Director of Corporate Sales. Mr. Segal assumed the position of V.P. Sales/Marketing in August 2000. Mr. Segal graduated from Sonoma State College with a B.A. in Business Management.

KEY EMPLOYEES

     Kimberly Ellner joined the Company in September 2003 and currently holds the position of Sr. Director of Operations. Prior to joining the Company, she was employed by Smith + Nephew, formerly ORATEC Interventions, Inc. as Manager, Business Process Improvement from 2001 to 2004, Manufacturing Finance Manager from 2000 to 2001 and Materials Manager from 1997 to 1999. Ms. Ellner has over 15 years of manufacturing and operations experience. Ms. Ellner received her Bachelor of Science Degree in Manufacturing Administration from Western Michigan University.

Committees of the Board of Directors

Audit Committee

     The Audit Committee of the Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the auditor's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee consists of three independent directors as determined by NASD listing standards:
Mr. McEnany (Audit Committee Chairman), Mr. Barry and Dr. Huckel. Mr. McEnany and Mr. Barry are qualified as Audit Committee Financial Experts.

Compensation Committee

     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Dr. Huckel (Compensation Committee Chairman) and Mr. McEnany.

Compensation Committee Interlocks and Insider Participation

     Mr. McEnany and Dr. Huckel serve on the Compensation  Committee.  There are
no  compensation   committee   interlocks  or  insider   participation   on  our
compensation committee.

Nominations to the Board of Directors

     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical device industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors does not have a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors. Mr. McEnany, Mr. Barry and Dr. Huckel are independent as defined in the NASD listing standards.

     In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, California 95742.

     In fiscal 2004, the Board of Directors met seven (7) times, the Audit Committee met six (6) times and the Compensation Committee met two (2) times. Each director attended all of the meetings of the Board of Directors and of the committees upon which he served except for Mr. Barry who attended six of the seven board meetings.. All Directors attended the 2003 annual meeting of stockholders. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.

     Stockholders may send communications to the Board by mail to the Chairman of the Board, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742.

Audit Committee Report

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AUss. 380), as amended by SAS 89 and SAS 90, and Rule 2-07, "Communication with Audit Committees," of Regulation S-X, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                                             Respectfully submitted,
                                             THERMOGENESIS CORP. AUDIT COMMITTEE

                                             Patrick McEnany, Chairman
                                             George Barry
                                             Dr. Hubert Huckel

                                             Directors of the Company

Compensation Committee Report

     The Compensation Committee oversees our compensation plans and policies, reviews and approves all decisions concerning principal executive officers' compensation, which are further approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee's charter reflects these various responsibilities, and the Compensation Committee and the Board periodically review and revise the charter in consultation with outside counsel. The Compensation Committee's membership is determined by the Board and is composed entirely of independent directors. The Compensation Committee meets at scheduled times during the year. The Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings, where such actions are further ratified and approved. In addition, the Committee has the authority to engage the services of outside advisers, experts and others to assist the Committee.

     Compensation Philosophy

     The Compensation Committee emphasizes the important link between the Company's performance, which ultimately increases stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company's compensation programs with the Company's long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company's performance and stockholder value, including an equity stake in the Company. For several years, the Company has used three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals.

     Base Salary

     The Base Salary component of total compensation is intended to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Compensation Committee based upon compensation data of comparable companies in the comparable markets, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In the past, in making Base Salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor. In 2004, the Compensation Committee retained Pearl Meyer & Partners, and adjusted salaries as of July 1, 2004, based on the report and recommendations prepared by Pearl Meyer & Partners, which were ratified and approved by the Board.

Incentive Bonuses

     The Incentive Bonus component of executive compensation is designed to reflect the Compensation Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The Compensation Committee has directed that a formal written incentive plan with specified key milestones critical to the Company's success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive's base salary, which is to be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year. After further discussion of the increases in base salary in line with the report and recommendations, and a proposal made by management, any future bonus payouts were limited to a maximum of 25% of salary for the Company's principal executive officers, and may be paid in cash, restricted stock grants, or options, provided that no cash component will be paid to the Company's principal executive officers unless profitability is achieved over and above any proposed cash bonus payments.

     Long-term Incentives

     The Compensation Committee provides the Company's executive officers with Long-term Incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan and the Amended 1998 Equity Incentive Plan. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. It is the Company's practice to grant options from time to time to executive officers at the fair market value of the Company's common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The number of stock options granted to other executives in prior years and the total number of options granted under the plans are also taken into consideration.

     Independent Analysis of Executive Compensation

     In early 2004, the Compensation Committee engaged an outside consultant to provide an independent analysis of the Company's executive compensation program and practices. The analysis was helpful because it provided the Compensation Committee and the Board of Directors with a review of the Company's executive compensation as compared with compensation packages offered by other peer group companies identified by the consultant and included other small to mid-sized publicly traded life sciences companies. The results of this analysis completed by the independent consultant included the following observations about the Company's 2003 executive compensation:

     o    Base salaries are below the competitive norm.

     o Because of the Company's emphasis on incentive bonuses that are dependent upon profitability, total cash compensation is below market due to the lack of incentive payments during years of net loss.

     o Annual stock option grants have not been awarded to executives on consistent bases.

     Both the Compensation Committee's review and the outside compensation consultant's review of our executive compensation practices suggest that the Company should target base salaries closer to the median of peer group companies and should consider a re-design our annual incentive plan, as well as make new option grants to executives in 2004.

     As a result of the report and recommendations, the Compensation Committee approved, and the Board further ratified and approved, effective July 1, 2004, an increase in the Chief Financial Officer's salary to $175,000 per year, and increase in the President and Chief Operating Officer's salary to $230,000 per year, and an increase in the Chief Executive Officer's salary to $300,000 per year. The bonus and incentive program for the principal executive officers will be weighted 75% to attainment of corporate objectives, including profitability.

     The outside compensation consultant also reviewed and reported on the Company's independent director compensation, finding that the Company's total remuneration consisting of meeting fees and annual stock option grants are below the median Board remuneration of peer group companies. After further discussion with the consultants, the Compensation Committee referred the recommendations on independent director compensation to the Board for review and approval.

     As a result, the annual grant of options to independent directors was increased to 11,000 options per year, and will be granted on July 1st of each year based on the closing bid price for the Company's common stock on that date each year, or the next trading day following that date if the market is not open on that date. The Company retained its existing board retainer of $12,000 per year, payable quarterly in advance, and added that Committee Chairs shall be paid an annual retainer of $2,500, payable on July 1 of each year. The meeting fees remain payable at the rate of $1,000 per meeting for the Board and $500 per committee meeting when such meetings occur on the same day as Board meetings, and increased to $1,000 per committee meeting on dates when such committee meetings are not combined with a board meeting

     In conclusion, with these changes for fiscal 2005 to both executive compensation and non-employee director remuneration, the Compensation Committee believes that the Company's current compensation levels are consistent with Company goals.

                                           Respectfully Submitted,
                                           THERMOGENESIS CORP.
                                           COMPENSATION COMMITTEE

                                           Hubert Huckel, M.D., Chairman
                                           Patrick McEnany
                                           Independent Directors of the Company

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                           Long Term Compensation
                                                                                 Awards           Payouts
                 (a)          (b)      (c)         (d)         (e)         (f)           (g)        (h)              (i)
                Name                                          Other     Restricted   Securities
                 and                                         Annual       Stock      Underlying     LTIP          All Other
              Principal                                      Compen-    Awards(s)     Options/    Payouts       Compensation
              Position       Year  Salary ($)   Bonus ($)  sation ($)      ($)        SARs (#)      ($)              ($)
              --------       ----  ----------   ---------  ----------      ---        --------      ---              ---
         Philip H.
         Coelho,             2002  $188,580    $22,000     $10,000(1)       $0      1,000,000(2)     $0              $0
         Chairman and
         Chief Executive     2003  $224,000    $     0     $12,000(3)       $0             -0-       $0              $0
         Officer
                             2004  $225,000    $     0     $12,000(4)       $0             -0-       $0              $0
         --------------------------------------------------------------------------------------------------------------------------
         Kevin Simpson,      2003  $109,000    $35,000     $17,000(5)       $0      300,000(6)       $0              $0
         President and
         Chief Operating     2004  $217,000    $     0     $ 3,000(7)       $0           -0-         $0              $0
         Officer
                                                                                                     $0              $0
         --------------------------------------------------------------------------------------------------------------------------
         Renee M.            2002  $115,500    $     0     $    0           $0           -0-         $0              $0
         Ruecker,
         Chief Financial     2003  $133,000    $     0     $1,000(8)        $0      100,000(9)       $0              $0
         Officer
                             2004  $148,000    $     0     $2,000(10)       $0           -0-         $0              $0
         --------------------------------------------------------------------------------------------------------------------------
         Dan Segal,          2002  $121,800    $     0     $4,000(11)       $0      100,000(12)      $0              $0
         Former V.P.
         Sales/Marketing     2003  $145,000    $     0     $                $0           -0-         $0              $0

                             2004  $149,000    $     0     $5,000(13)       $0           -0-         $0              $0
         --------------------------------------------------------------------------------------------------------------------------

(1) Represents payment of $7,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.

(2)  Represents 1,000,000 stock options granted on June 28, 2002 at $2.12.

(3) Represents payment of $9,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.

(4) Represents payment of $9,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Mr. Coelho.

(5)  Represents   payment  for  reimbursable   expenses  related  to  relocation
     activities per Mr. Simpson's employment agreement.

(6)  Represents  300,000 stock options granted on January 6, 2003 at $1.60.

(7)  Represents  accrued vacation pay.

(8)  Represents  accrued vacation pay.

(9)  Represents  100,000  stock  options  granted on May 1, 2003 at $2.06.

(10) Represents payment of accrued vacation.

(11) Represents payment of accrued vacation.

(12) Represents 100,000 stock options granted on June 28, 2002 at $2.12.

(13) Represents payment of accrued vacation.

     Employment Agreements

     In June 2002, the Company and Mr. Philip Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $225,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Coelho is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2007.

     In January 2003, the Company and Mr. Kevin Simpson entered into an employment agreement whereby Mr. Simpson agreed to serve as President and Chief Operating Officer of the Company and receive compensation equal to $217,200 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Simpson is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Simpson or by the Company with or without cause. In the event Mr. Simpson is terminated by the Company without cause, Mr. Simpson will be entitled to receive severance pay equal to the greater of six months of his annual salary, or if terminated within the first full year of the Agreement, an amount equal to two years of his base salary, or if terminated in the second or third year of this Agreement, an amount equal to one year of his base salary. In addition, the employment agreement provides that in the event Mr. Simpson is terminated other than "for cause" upon a change of control, Mr. Simpson shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in January 2008.

     In January 2003, the Company entered into an employment agreement with Ms. Renee Ruecker whereby Ms. Ruecker agreed to serve as Chief Financial Officer and receive compensation equal to $136,500 subject to annual increases as may be determined by the Board of Directors. Ms. Ruecker is eligible to receive bonuses based on her performance and the attainment of objectives established by the Company. Ms. Ruecker's bonuses shall not exceed 35% of her base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Ms. Ruecker. In addition, the employment agreement provides that in the event Ms. Ruecker is terminated other than "for cause" upon a change of control, Ms. Ruecker will be paid an amount equal to three times her annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity,
(ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in January 2006.

     In May 2002, the Company renewed its employment agreement with Mr. Dan Segal whereby Mr. Segal agreed to serve as Vice President of Sales/Marketing and receive compensation equal to $148,575 subject to annual increases as may be determined by the Board of Directors. Mr. Segal left the Company in September 2004, thereby terminating the agreement, as permitted by mutual consent of the parties. Mr. Segal is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Segal's bonuses were not to exceed 35% of his base salary in effect for any given year and were subject to Compensation Committee oversight for meeting stated objectives. In addition, the employment agreement provides that in the event Mr. Segal was terminated other than "for cause" upon a change of control, Mr. Segal would be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement would otherwise have expired by its terms in August 2005.

     In August 2004, the Company entered into an employment agreement with Dr. Dennis Marr whereby Dr. Marr agreed to serve as Vice President of Research and Development and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Dr. Marr was paid an initial signing bonus of $30,000. Dr. Marr is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Marr's bonuses shall not exceed 25% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Marr. In addition, the employment agreement provides that in the event Dr. Marr is terminated other than "for cause" upon a change of control, Dr. Marr will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement expires by its terms in August 2007.

     In September 2004, the Company entered into an employment agreement with Mr. Christopher Gemma whereby Mr. Gemma agreed to serve as Vice President of Worldwide Sales and receive compensation equal to $150,000 subject to annual increases as may be determined by the Board of Directors. Mr. Gemma is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Gemma's bonuses shall not exceed 50% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. In addition, Mr. Gemma will be paid a sales commission of 5% of sales beyond the Company's budgeted annual sales revenue. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Gemma. If Mr. Gemma is terminated early without cause, he will be paid his salary for 6 months. In addition, the employment agreement provides that in the event Mr. Gemma is terminated other than "for cause" upon a change of control,

Mr. Gemma will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity,
(ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement expires by its terms in August 2007.

     Amended 1998 Equity Incentive Plan

     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the "1998 Plan"). The 1998 Plan was amended at the Annual Meeting in January 2003. A total of 3,798,000 shares were approved by the stockholders for issuance under the 1998 Plan.

     The 1998 Plan is administered by the Compensation Committee. The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1998 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2004, 2,547,874 options had been granted under the 1998 Plan and 1,426,489 shares of common stock have been issued pursuant to the 1998 Plan. Exercise prices for options under the 1998 Plan range from $1.125 to $2.18.

     The Amended 1994 Stock Option Plan

     The Company's Amended 1994 Stock Option Plan (the "1994 Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 shares were approved by the stockholders for issuance under the 1994 Plan. The 1994 Plan, but not the options granted, expires in October 2004.

     The 1994 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1994 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

     As of June 30, 2004, 1,269,775 options had been granted under the 1994 Plan and 802,698 shares of common stock have been issued pursuant to the 1994 Plan. Exercise prices for options under the 1994 Plan range from $1.51 to $3.15.

     2002 Independent Directors' Equity Incentive Plan

     The 2002 Independent Directors Equity Incentive Plan ("2002 Plan") permits the grant of stock or options to independent directors. A total of 250,000 shares were approved by the stockholders for issuance under the 2002 Plan. At the annual meeting, stockholders will be asked to approve an additional 100,000 shares for the 2002 Plan.

     As of June 30, 2004, 144,000 options had been granted under the 2002 Plan and 67,000 shares of common stock have been issued pursuant to the 2002 Plan. Exercise prices for options under the 2002 Plan range from $1.81 to $4.70.

Equity Compensation Plan Information

     The following table provides information for all of the Company's equity compensation plans and individual compensation arrangements in effect as of June 30, 2004.

----------------------------------------------------------------------------------------------------------------------
            Plan Category               Number of securities      Weighted-average    Number of securities remaining
                                          to be issued upon      exercise price of     available for future issuance
                                             exercise of            outstanding          under equity compensation
                                        outstanding options,     options, warrants      plans (excluding securities
                                         warrants and rights         and rights          reflected in column (a))
                                                 (a)                    (b)                         (c)
----------------------------------------------------------------------------------------------------------------------
 Equity compensation plans approved
        by securities holders                 1,834,077                $1.97                     1,367,736
----------------------------------------------------------------------------------------------------------------------
    Equity compensation plans not                25,000                $1.57                         -
    approved by security holders
----------------------------------------------------------------------------------------------------------------------
                Total                         1,859,077                                          1,367,736
----------------------------------------------------------------------------------------------------------------------

                      Option/SAR Grants in Last Fiscal Year

     There were no options/SAR grants to Executive Officers during the year ended June 30, 2004.

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended June 30, 2004.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2004 for all executive officers at the end of the year.

                                                        Number of Securities Underlying        Value of Unexercised In -the
                                                          Unexercised Options June 30,       Money Options at June 30, 2004(1)
                                                                      2004
                                                        ---------------------------------    ----------------------------------
        Name          Shares Acquired on     Value       Exercisable     Unexercisable        Exercisable      Unexercisable
        ----               Exercise         Realized     -----------     -------------        -----------      -------------
-------------------------------------------------------------------------------------------------------------------------------
    Phil Coelho             350,000         $908,000       550,000          600,000            $1,585,000       $1,566,000
   Kevin Simpson               -                -          300,000             -               $  939,000             -
   Renee Ruecker             46,000         $195,000        33,334           66,666            $   89,000       $  178,000
     Dan Segal               38,333         $126,000        33,333           33,334            $   87,000       $   87,000
-------------------------------------------------------------------------------------------------------------------------------

(1)  Based on June 30, 2004 year-end closing bid price of $4.73.

Compensation of Directors

     All directors who are not employees of the Company are paid a quarterly fee of $3,000, a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference), and options to purchase 4,000 shares of the Company's common stock pursuant to the Amended 1994 Stock Option Plan upon completion of each full year of service. In addition, members of the Board's Audit and Compensation Committees receive $500 per meeting attended in person ($250 for attendance by telephonic conference).

Compliance with Section 16 of the Securities Exchange Act of 1934

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

                             STOCK PERFORMANCE GRAPH

                    Five-Year Common Stock Performance Graph

     The following graph compares the performance of the Company's common stock during the period June 30, 1998 to June 30, 2004, with Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks:

                                [GRAPHIC OMITTED]

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly, and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, or (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, each, as amended.

Voting Securities and Principal Holders

     The following table sets forth certain information as of October 18, 2004, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of October 18, 2004, there were 44,969,752 shares of Common Stock outstanding.

     Unless  otherwise  indicated,  the address for each listed  stockholder is:
ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

        Name and Address of            Amount and Nature of
          Beneficial Owner                  Beneficial           Percent of
                                           Ownership(1)            Class

         Philip H. Coelho                   678,928(2)              1.5%

         George J. Barry                     84,000(3)               *%

       Hubert E. Huckel, M.D.                53,000(4)               *%

         Patrick McEnany                     97,158(5)               *%

          Kevin Simpson                     300,000(6)               *%

  Officers & Directors as a group (7)     1,284,893                 2.8%
--------------------------
* Less than 1%.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
(2) Includes 113,187 shares, of which 6,000 shares are held in an IRA, 550,000 shares issuable upon the exercise of options and 15,741 shares issuable upon the exercise of warrants.

(3)  Includes 84,000 shares issuable on the exercise of options.
(4) Includes 33,000 shares issuable upon the exercise of options. Also includes 20,000 shares issuable upon the exercise of warrants owned by HEH
     Investment Partners, LP. Dr. Huckel is the general partner of HEH Investment Partners, LP.
(5) Includes 43,329 shares, 33,000 shares issuable upon the exercise of options. Also includes 829 shares and 20,000 shares issuable upon the exercise of warrants owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.
(6)  Includes 300,000 shares issuable on the exercise of options.
(7) Includes 34,474 shares, 33,334 shares issuable upon the exercise of options and 4,000 shares issuable upon the exercise of warrants owned by Renee Ruecker.

Certain Relationships and Related Transactions

     During the second quarter of fiscal 2004, the Company entered into an agreement with Mediware Information Systems, Inc. ("Mediware") to explore technical and market requirements and terms and conditions for the joint development and marketing of the industry's first fully integrated system to make personalized cell therapy safer and more accessible. The Company had no expenses or revenues associated with this agreement during fiscal 2004. The Company's Chief Executive Officer is on the Board of Directors of Mediware and Mediware's Chief Executive Officer is on the Board of Directors of the Company.

Legal Proceedings

     The  Company  and  its  property  are  not a  party  to any  pending  legal proceedings. In the normal course of operations, the Company may have disagreements or disputes with employees, vendors or customers. These disputes are seen by the Company's management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on the Company's financial position, results of operations or cash flows.

Relationship with Independent Registered Public Accounting Firm

     The Company retained the firm of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending June 30, 2004. The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

Audit Fees

     Fees for audit services by Ernst and Young LLP totaled $183,000 and $125,000 for the fiscal years ended June 30, 2004 and 2003, respectively, including fees associated with the annual audits of our financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, consents, assistance with the review of documents filed with the SEC, and accounting consultations..

Audit-Related Fees

     Fees for audit-related services by Ernst & Young LLP totaled $25,000 and $0 for the fiscal years ended June 30, 2004 and 2003, respectively. Audit-related fees consist of professional services performed in conjunction with the Company's efforts to comply with Sarbanes-Oxley Act of 2002.

Tax Fees

     Fees for tax preparation by Ernst and Young LLP totaled $9,100 and $8,500 for the fiscal years ended June 30, 2004 and 2003, respectively.

All Other Fees

     Ernst & Young LLP did not bill us for other services for the fiscal years ended June 30, 2004 and 2003.

     The Audit Committee pre-approves all audit and non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The Audit Committee pre-approved 100% of the audit, audit-related, tax and other services performed by the auditor in fiscal 2004. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Code of Ethics

     We have adopted a code of ethics that applies to our principal executive officer, principal operating officer, principal financial officer, individuals with check signing authority, principal accounting officer, controller or persons performing similar functions. A copy of our code of ethics can be found on our website at www.thermogenesis.com. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.

Stockholder Proposals

     Proposals by stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by us not later than July 12, 2005, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on September 24, 2005, and advises stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on September 24, 2005.

     Notices of intention to present proposals at the 2005 Annual Meeting should be address to the Assistant Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information

     The Annual Report for the fiscal year ended June 30, 2004, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the Securities and Exchange Commission ("SEC"). The public can obtain copies of these materials by visiting the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC's website at www.sec.gov.

     Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2004, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Renee M. Ruecker, Chief Financial Officer.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.


                                              By Order of the Board of Directors







                                              /s/ David C. Adams
                                              David C. Adams,
                                              Corporate Secretary

November 8, 2004
Rancho Cordova, California

PROXY                                                                     PROXY

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 20, 2004, at the Annual Meeting of Stockholders to be held at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on December 13, 2004, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2004.

Nominees

Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.           [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Kevin Simpson                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY

2. Approve an amendment to increase the number of shares under the 2002 Independent Directors Equity Incentive Plan.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY                                                                      PROXY

                               THERMOGENESIS CORP.
                                2711 Citrus Road
                            Rancho Cordova, CA 95742
                            Telephone (916) 858-5100

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 20, 2004, at the Annual Meeting of Stockholders to be held at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on December 13, 2004, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2004.

Nominees

Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.           [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Kevin Simpson                    [  ]   FOR          [  ]   WITHHOLD AUTHORITY

2. Approve an amendment to increase the shares under the 2002 Independent Directors Equity Incentive Plan.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                      Series A Convertible Preferred Stock


Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.